SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  February 22, 1998



                                MAGNA GROUP, INC.
         --------------------------------------------------------------

             (Exact Name of Registrant as Specified in its Charter)




        Delaware                   1-12405                  37-0996453
    -----------------          -----------------         -----------------
    (State or Other              (Commission               (IRS Employer
       Jurisdiction               File Number)           Identification No.)
    of Incorporation)




One Magna Place, 1401 South Brentwood Boulevard, St. Louis, Missouri  63144-1401
--------------------------------------------------------------------  ----------
(Address of Principal Executive Offices)                              (Zip Code)




                                 (314) 963-2500
              ----------------------------------------------------
              (Registrant's telephone number, including area code)




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ITEM 5.     OTHER EVENTS.

      Magna Group, Inc., a corporation organized and existing under the laws of the State of Delaware ("Magna"), and Union Planters Corporation, a corporation organized and existing under the laws of the State of Tennessee ("UPC"), each registered as a bank holding company under the Bank Holding Company Act of 1956, as amended, entered into an Agreement and Plan of Reorganization on February 22, 1998 (the "Merger Agreement"), pursuant to which Magna will be merged with and into Union Planters Holdings Corporation, a wholly-owned subsidiary of UPC organized under the laws of the State of Tennessee (the "Merger"). The Board of Directors of Magna and the Board of Directors of UPC approved the Merger at their meetings held on February 22, 1998 and February 19, 1998, respectively.

      In accordance with the terms of the Merger Agreement, (i) each share of Magna common stock, par value $2.00 per share, and the associated preferred share purchase rights under Magna's Rights Agreement, dated November 11, 1998, between Magna and Magna Bank, N.A., as Rights Agent (together, the "Magna Common Stock"), outstanding immediately prior to the effective time of the Merger (the "Effective Time") will be converted into the right to receive 0.9686 of a share of UPC common stock, par value $5.00 per share, and the associated preferred share purchase rights under UPC's Rights Agreement, dated January 19, 1989, between UPC and Union Planters National Bank, as Rights Agent (together, the "UPC Common Stock"), and (ii) each share of Magna Class B Preferred Stock, par value $20.00 per share, outstanding immediately prior to the Effective Time will be converted into the right to receive a check from UPC in the amount of par plus and accrued but unpaid dividends.

      In addition, at the Effective Time, all rights with respect to Magna Common Stock pursuant to stock options outstanding at the Effective Time, whether or not then exercisable, shall be converted into and shall become rights with respect to UPC Common Stock.

      The Merger is intended to constitute a tax-free reorganization under the Internal Revenue Code of 1986, as amended, and to be accounted for as a pooling of interests.

      Consummation of the Merger is subject to various conditions, including:
(i) approval of the Merger Agreement and the Merger by the shareholders of each of the parties thereto; (ii) receipt of requisite regulatory approvals from the Board of Governors of the Federal Reserve System and other federal and state regulatory authorities as necessary; (iii) receipt by each of Magna and UPC of an opinion of counsel in reasonably satisfactory form as to the tax treatment of certain aspects of the Merger; (iv) the registration pursuant to the Securities Act of 1933, as amended (the "Act"), of the shares of UPC Common Stock to be issued in the Merger; (v) receipt by each of Magna and UPC of a letter from each of KPMG Peat Marwick LLP, UPC's independent public accountants, and Ernst & Young LLP, Magna's independent public accountants, to the effect that the Merger will qualify for pooling-of-interests accounting treatment; (vi) receipt by UPC of letters from affiliates of Magna related to the sale of UPC Common Stock and
(vii) satisfaction of certain other conditions.

      The Merger Agreement and the Merger will be submitted for approval at a meeting of the stockholders of each of the parties thereto. Prior to such meeting, UPC will file a registration

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

statement with the Securities and Exchange Commission registering under the Act the shares of UPC Common Stock to be issued in the Merger. Such shares of UPC Common Stock will be offered to Magna shareholders pursuant to a prospectus that will also serve as a proxy statement for the stockholders' meeting.

      In connection with the Merger Agreement, Magna has agreed to use its reasonable efforts to cause each person whom it reasonably believes may be deemed an "affiliate" of Magna for purposes of Rule 145 under the Securities Act of 1933, as amended (together with the rules and regulations thereunder, the "1933 Act"), to deliver to UPC a signed affiliate agreement (the "Affiliate Agreement") not to sell UPC Common Stock obtained pursuant to the Merger except in compliance with applicable provisions of the 1933 Act and until such time as financial results covering at least 30 days of combined operations of Magna and UPC have been published.

      Also in connection with the Merger Agreement, Magna and UPC entered into a Stock Option Agreement, dated February 22, 1998 (the "Stock Option Agreement"), pursuant to which Magna granted to UPC an irrevocable option to purchase, under certain circumstances, up to 6,497,180 authorized and unissued shares of Magna Common Stock at a price, subject to certain adjustments, equal to the first closing price per share of Magna Common Stock following public announcement of the execution of the Merger Agreement as reported on the NYSE-Composite Transactions List (the "UPC Option"). The UPC Option, if exercised, would equal, before giving effect to the exercise of the UPC Option, 19.9% of the total number of shares of Magna Common Stock outstanding. The UPC Option was granted by Magna as a condition and inducement to UPC's willingness to enter into the Merger Agreement. Under certain circumstances, Magna may be required to repurchase the UPC Option or the shares acquired pursuant to the exercise of the UPC Option.

      Each of the preceding descriptions of the Merger Agreement, the Affililate Agreement, and the Stock Option Agreement is qualified in its entirety by reference to the copies of the Merger Agreement, the Affiliate Agreement, and the Stock Option Agreement included as Exhibits 2.1, 2.2 and 2.3 hereto, respectively, and which are hereby incorporated herein by reference.

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

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

Exhibit            Description
2.1                Agreement and Plan of Reorganization, dated as of
                   February 22, 1998, by and between Magna Group, Inc.
                   and Union Planters Corporation.
2.2                Form of Affiliate Agreement, dated as of
                   February 22, 1998, by and between UPC and the Affiliates of Magna.
2.3                Stock Option Agreement, dated as of February 22, 1998, by and between Magna Group, Inc., as grantee, and Union Planters
                   Corporation, as issuer.
99.1               Text of joint press release, dated February 22, 1998, issued by Magna Group, Inc. and Union Planters Corporation.

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


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 27, 1998

                                    MAGNA GROUP, INC.



                                    By:  /s/ Robert S. Kahler
                                             Robert S. Kahler
                                             Executive Vice President and
                                             Chief Financial Officer

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

                                  EXHIBIT INDEX


Exhibit            Description

2.1 Agreement and Plan of Reorganization, dated as of February 22, 1998, by and between Magna Group, Inc.
                   and Union Planters Corporation.
2.2 Form of Affiliate Agreement, dated as of February 22, 1998, by and between UPC and the Affiliates of Magna.
2.3 Stock Option Agreement, dated as of February 22, 1998, by and between Magna Group, Inc., as grantee, and Union Planters Corporation, as issuer.
99.1 Text of joint press release, dated February 22, 1998, issued by Magna Group, Inc. and Union Planters Corporation.

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